3.1 List of Subsidiaries

Company name	Registered Office	Activity	Held by
Aburra BV	Amsterdam (Holland)	Holding company	Pragma Energy SA

Agassiz Beach LLC	Minnesota -USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Agricola Rio Sahuil Ltda	Santiago (Chile)	Electricity generation from renewable sources	Agricola Y Constructora Rio Guanehue SA

Agricola Y Constructora Rio Guanehue SA	Santiago (Chile)	Electricity generation from renewable sources	Empresa Electrica Panguipulli SA Energia de Los Lagos Ltda

Ape Gruppo Enel S.r.l.	Rome (Italy)	Personnel administration activities	Enel S.p.A.

Aquenergy Systems Inc.	South Carolina - USA	Electricity generation from renewable sources	Consolidated Hydro Southeast Inc.

Asotin Hydro Company Inc.	Delaware -USA	Electricity generation from renewable sources	Enel North America Inc.

Autumn Hills LLC	Minnesota -USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Avisio Energia S.p.A.	Trento (Italy)	Gas distribution	Enel Distribuzione Gas S.p.A.

Aziscohos Hydro Company Inc.	Delaware -USA	Electricity generation from renewable sources	Enel North America Inc.

Barras Electricas Galaico Asturianas SA	Lugo (Spain)	Electricity distribution	Electra de Viesgo Distribucion SL

Barras Electricas Generacion SL	Lugo (Spain)	Electricity generation	Barras Electricas Galaico Asturianas SA

Beaver Falls Water Power Company	Pennsylvania - USA	Electricity generation from renewable sources	Beaver Valley Holdings Ltd.

Beaver Valley Holdings Ltd	Pennsylvania - USA	Electricity generation from renewable sources	Hydro Development Group Inc.

Beaver Valley Power Company	Pennsylvania - USA	Electricity generation from renewable sources	Hydro Development Group Inc.

Boott Hydropower Inc.	Massachusetts - USA	Electricity generation from renewable sources	Enel North America Inc.

Camuzzi Finance SA	Luxembourg	Finance	Enel Rete Gas S.p.A.

Canastota Wind Power LLC	Delaware - USA	Electricity generation from renewable sources	Essex Company

Carbones Colombianos del Cerrejon SA	Bogotà (Colombia)	Exploitation of coal mines	Pragma Energy SA Aburra BV

C.A.R.T. Abruzzi S.r.l.	Orio al Serio (Italy)	Holding company for the water sector	Enel Rete Gas S.p.A.

Central American Power Services Inc.	Delaware - USA	Electricity generation from renewable sources	Enel Latin America LLC

CHI Acquisitions Inc.	Delaware - USA	Electricity generation from renewable sources	Enel North America Inc.

CHI Acquisitions II Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Finance Inc.

CHI Black River Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Finance Inc.

193

Company name	Registered Office	Activity	Held by
CHI Canada Inc.	Québec - Canada	Electricity generation from renewable sources	CHI Finance Inc.

CHI Dexter Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Finance Inc.

CHI Finance Inc.	Delaware - USA	Electricity generation from renewable sources	Enel North America Inc.

CHI Hydroelectric Company Inc.	Newfoundland - Canada	Electricity generation from renewable sources	CHI Canada Inc.

CHI Highfalls Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Finance Inc.

CHI Idaho Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

CHI Magic Valley Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

CHI Minnesota Wind LLC	Delaware - USA	Electricity generation from renewable sources	CHI Finance Inc.

CHI Mountain States Operations Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

CHI Operations Inc.	Delaware - USA	Electricity generation from renewable sources	Enel North America Inc.

CHI Power Inc.	Delaware - USA	Electricity generation from renewable sources	Enel North America Inc.

CHI Power Marketing Inc.	Delaware - USA	Electricity generation from renewable sources	Enel North America Inc.

CHI Universal Inc.	Delaware - USA	Electricity generation from renewable sources	Enel North America Inc.

CHI West Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

CHI Western Operations Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

Cise S.r.l.	Rome (Italy)	Real estate management	Enel S.p.A.

Climare Scrl	Genoa (Italy)	Energy services	Enel Distribuzione S.p.A.

Co.Im Gas S.p.A.	S.Maria a Colle (Italy)	Plant management, distribution and sale of gas	Enel Rete Gas S.p.A.

Concert S.r.l.	Rome (Italy)	Certification of products facilities and equipment	Enel Produzione S.p.A.

Coneross Power Corporation Inc.	South Carolina - USA	Electricity generation from renewable sources	Aquenergy Systems Inc.

Conexion Energetica Centroamericana SA	Guatemala	Electricity generation from renewable sources	Enel Latin America LLC Enel Green Power International SA

Conexion Energetica Centroamericana El Salvador SA	San Salvador (El Salvador)	Electricity generation from renewable sources	Grupo EGI SA de cv EGI Holdco El Salvador SA de cv

Conphoebus S.r.l.	Catania (Italy)	Research in the renewable sources sector	Enel S.p.A.

Consolidated Hydro Mountain States Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

Consolidated Hydro New Hampshire Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Universal Inc.

Consolidated Hydro New York Inc.	Delaware - USA	Electricity generation from renewable sources	Enel North America Inc.

Consolidated Hydro Southeast Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.

Company name	Registered Office	Activity	Held by
Consolidated Hydro Vermont Inc.	Delaware - USA	Electricity generation from renewable sources	Enel North America Inc.

Consolidated Pumped Storage Inc.	Delaware - USA	Electricity generation from renewable sources	Enel North America Inc.

Constructora Cerro Pitren Ltda	Santiago (Chile)	Electricity generation from renewable sources	Agricola Y Constructora Rio Guanehue SA

Crosby Drive Investments Inc.	Massachusetts - USA	Electricity generation from renewable sources	Asotin Hydro Company Inc.

Ctida S.r.l.	Milan (Italy)	Engineering, water systems	Enel.New-Hydro S.p.A.

Dalmazia Trieste S.r.l.	Rome (Italy)	Real estate management	Cise S.r.l. Enel Facility Management S.p.A.

Deval S.p.A.	Aosta (Italy)	Electricity distribution in Valle D’Aosta	Enel S.p.A.

EGI Costa Rica Viento SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA

EGI Holdco El Salvador SA de cv	San Salvador (El Salvador)	Electricity generation from renewable sources	Enel Green Power International SA Enel Latin America LLC

Electra de Viesgo Distribuciòn SL	Santander (Spain)	Distribution and sale of electricity	Enel Distribuzione S.p.A.

Electrificadora Ecologica SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	ZMZ General SA

Empresa Electrica Panguipulli SA	Santiago (Chile)	Electricity generation from renewable sources	Energia de Los Lagos Ltda Energia Alerce Ltda

Empresa Electrica Puyehue SA	Santiago (Chile)	Electricity generation from renewable sources	Energia de Los Lagos Ltda Energia Alerce Ltda

Enel Capital S.r.l.	Rome (Italy)	Venture capital	Enel S.p.A.

Enel Comercializadora de Gas SA	Madrid (Spain)	Sale of gas and electricity	Enel Trade S.p.A.

Enel Distribuzione S.p.A.	Rome (Italy)	Electricity distribution	Enel S.p.A.

Enel Distribuzione Gas S.p.A.	Milan (Italy)	Gas distribution	Enel S.p.A.

Enel Energia S.p.A.	Rome (Italy)	Sale of electricity	Enel S.p.A.

Enel Facility Management S.p.A. (previously Enel Real Estate S.p.A.)	Rome (Italy)	Real estate and facility management	Enel S.p.A.

Enel.Factor S.p.A.	Rome (Italy)	Factoring	Enel S.p.A.

Enel Finance International SA	Luxembourg	Finance	Enel Produzione S.p.A. Enel Distribuzione S.p.A.

Enel Gas S.p.A.	Milan (Italy)	Sale of gas	Enel S.p.A.

Enel Generation Holding BV	Amsterdam (Holland)	Holding company	Enel Produzione S.p.A.

Enel Geothermal Holdings Inc.	Delaware - USA	Electricity generation from renewable sources	Enel North America Inc.

Enel Green Power S.p.A.	Pisa (Italy)	Electricity generation from renewable sources	Enel S.p.A.

Enel Green Power Hellas SA	Athens (Greece)	Electricity generation from renewable sources	Enel Green Power S.p.A.

Enel Green Power International SA	Luxembourg	Holding of foreign companies operating in the electricity generation from renewable sources	Enel Green Power S.p.A. Enel Investment Holding BV

Company name	Registered Office	Activity	Held by
Enel Heber Geothermal Partners I Inc.	Delaware - USA	Electricity generation from renewable sources	Enel Geothermal Holdings Inc.

Enel Heber Geothermal Partners II Inc.	Delaware - USA	Electricity generation from renewable sources	Enel Geothermal Holdings Inc.

Enel Holding Luxembourg SA	Luxembourg	Finance	Enel Investment Holding BV

Enel.Hydro S.p.A.	Rome (Italy)	Engineering, water systems	Enel S.p.A.

Enel Investment Holding BV	Amsterdam (Holland)	Holding company	Enel S.p.A.

Enel Ireland Finance Ltd	Dublin (Ireland)	Finance	Enel Finance International SA

Enel.it S.r.l.	Rome (Italy)	Information technology	Enel S.p.A.

Enel Latin America LLC (previously EGI LLC)	Delaware - USA	Electricity generation from renewable sources	Enel Green Power International SA

Enel Logistica Combustibili S.r.l.	Rome (Italy)	Fuel logistics	Enel Trade S.p.A.

Enel M@p S.p.A.	Rome (Italy)	Services	Enel Distribuzione S.p.A. Cise S.r.l.

Enel.Net S.r.l.	Rome (Italy)	Creation and management of telecommunication networks	Wind Telecomunicazioni S.p.A.

Enel.NewHydro S.r.l.	Rome (Italy)	Ingegneria civile e meccanica, sistemi idrici	Enel S.p.A.

Enel North America Inc. (previously CHI Energy Inc.)	Connecticut - USA	Electricity generation from renewable sources	Enel Green Power International SA

Enelpower S.p.A.	Milan (Italy)	Engineering and contracting	Enel S.p.A.

Enelpower Contractor and Development Saudi Arabia Ltd	Riyadh (Saudi Arabia)	Power plant construction, management and maintenance	Enelpower S.p.A.

Enelpower do Brasil Ltda	Rio de Janeiro (Brasil)	Engineering and contracting	Enelpower S.p.A.

Enelpower UK Ltd	London (United Kingdom)	Engineering and contracting	Enelpower S.p.A.

Enel Produzione S.p.A.	Rome (Italy)	Electricity generation	Enel S.p.A.

Enel.Re Ltd	Dublin (Ireland)	Reinsurance	Enel Holding Luxembourg SA

Enel Rete Gas S.p.A. (previously Camuzzi Gazometri S.p.A.)	Milan (Italy)	Natural gas distribution and sales; waste management	Enel Distribuzione Gas S.p.A.

Enel Service UK Ltd	London (United Kingdom)	Services	Enel Trade S.p.A.

Enel.si - Servizi integrati S.r.l.	Rome (Italy)	Engineering and energy related services	Enel S.p.A.

Enel Sole S.r.l. (previously Società luce elettrica S.p.A. Gruppo Enel)	Rome (Italy)	Public lighting systems	Enel S.p.A.

Enel Trade S.p.A.	Rome (Italy)	Fuel trading and logistics - Sale of electricity	Enel S.p.A.

Enel Uniòn Fenosa Renovables SA	Madrid (Spain)	Electricity generation from renewable sources	Enel Viesgo Renovables SL

Enel Viesgo Renovables SL	Santander (Spain)	Holding company	Viesgo Generacion SL

Enel Viesgo Servicios SL	Santander (Spain)	Services	Enel S.p.A. Enel Produzione S.p.A. Enel Distribuzione S.p.A.

Energia Alerce Ltda	Santiago (Chile)	Electricity generation from renewable sources	Enel Latin America LLC Enel Green Power International SA

Company name	Registered Office	Activity	Held by
Energia de Los Lagos Ltda	Santiago (Chile)	Electricity generation from renewable sources	Energia Alerce Ltda Enel Latin America LLC

Energias Especiales de Careon SA	La Coruna (Spain)	Electricity generation from renewable sources	Enel Uniòn Fenosa Renovables SA

Energias Especiales de Castelo SA	Madrid (Spain)	Electricity generation from renewable sources	Enel Uniòn Fenosa Renovables SA

Energias Especiales del Noroeste SA	Madrid (Spain)	Electricity generation from renewable sources	Enel Uniòn Fenosa Renovables SA

Energias Especiales de Pena Armada SA	Madrid (Spain)	Electricity generation from renewable sources	Enel Uniòn Fenosa Renovables SA

Energia Global SA de cv	Connecticut - USA	Electricity generation from renewable sources	Enel Latin America LLC

Energia Global de Costa Rica SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Enel Latin America LLC

Energia Global Operaciones SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA

Essex Company	Massachusetts - USA	Electricity generation from renewable sources	Enel North America Inc.

Florence Hills LLC	Minnesota - USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Fulcrum Inc.	Idaho - USA	Electricity generation from renewable sources	Consolidated Hydro Mountain States Inc.

Gauley Hydro LLC	Delaware - USA	Electricity generation from renewable sources	Essex Company

Gauley River Management Corporation	Vermont - USA	Electricity generation from renewable sources	CHI Finance Inc.

GE.AD.S.r.l.	Milan (Italy)	Gas distribution	Enel Distribuzione Gas S.p.A.

Generadora de Occidente Ltda	Guatemala	Electricity generation from renewable sources	Enel Latin America LLC Conexion Energetica Centroamericana SA

Gestion Cogeneration Inc.	Quebec - Canada	Electricity generation from renewable sources	Hydrodev Inc.

Grupo EGI SA de cv	San Salvador (El Salvador)	Electricity generation from renewable sources	EGI Holdco El Salvador SA de cv Enel Latin America LLC

Hadley Ridge LLC	Minnesota - USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Highfalls Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Finance Inc.

Hope Creek LLC	Minnesota - USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Hosiery Mill Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

Hydrodev Inc.	Québec - Canada	Electricity generation from renewable sources	CHI Canada Inc.

Hydro Development Group Inc.	New York - USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.

Hydro Energies Corporation	Vermont - USA	Electricity generation from renewable sources	CHI Finance Inc.

Hydro Gestioni S.p.A.	Milan (Italy)	Water sector	Enel.Hydro S.p.A.

Hydro Gestioni Impianti Tecnologici Scrl	Milan (Italy)	Water sector	Enel.Hydro S.p.A.

Idrosicilia S.p.A.	Palermo (Italy)	Water sector	Enel S.p.A.

Company name	Registered Office	Activity	Held by
Iridea S.r.l.	Milan (Italy)	Consultancy services	Enel Gas S.p.A.

Italia On Line S.r.l.	Milan (Italy)	Internet services	WIND S.p.A.

IT-net S.r.l.	Rome (Italy)	Network information systems	WIND S.p.A. Mondo WIND S.r.l.

Jack River LLC	Minnesota - USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Jessica Mills LLC	Minnesota - USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Joseph Hydro Company Inc.	Delaware -USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.

Julia Hills LLC	Minnesota - USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Kings River Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Finance Inc.

Kinneytown Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	Enel North America Inc.

LaChute Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	Enel North America Inc.

Lawrence Hydroelectric Associates LP	Massachusetts - USA	Electricity generation from renewable sources	Essex Company Crosby Drive Investments Inc.

Littleville Power Company Inc.	Massachusetts - USA	Electricity generation from renewable sources	Hydro Development Group Inc.

Lower Saranac Corporation	New York - USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

Maritza East III Power Company AD	Sofia (Bulgaria)	Electricity generation	Maritza East III Power Holding BV

Maritza East III Power Holding BV	Amsterdam (Holland)	Holding company	Enel Generation Holding BV

Mascoma Hydro Corporation	New Hampshire - USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.

Metan Gas Sicilia S.r.l.	Rome (Italy)	Gas distribution	Enel Distribuzione Gas S.p.A.

Metro Wind LLC	Minnesota - USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Mill Shoals Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Finance Inc.

Minnewawa Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	Enel North America Inc.

Mobilmat S.p.A.	Milan (Italy)	Finance	WIND S.p.A.

Molinos de Viento del Arenal SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Electrificadora Ecologica SA

Mondo WIND S.r.l.	Rome (Italy)	Sale of telecommunication products and services	WIND S.p.A. IT-net S.r.l.

Newind Group Inc.	Newfoundland - Canada	Electricity generation from renewable sources	Chi Canada Inc.

Newreal S.p.A.	Rome (Italy)	Real Estate	Enel Facility Management S.p.A.

North Canal Waterworks	Massachusetts - USA	Electricity generation from renewable sources	Essex Company

Notch Butte Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Finance Inc.

Novatrans Energia SA	Rio De Janeiro (Brazil)	Creation and maintenance of electricity transmission networks	Terna S.p.A.

Company name	Registered Office	Activity	Held by
Operacion Y Mantenimiento Tierras Morenas SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Electrificadora Ecologica SA

Optigaz Inc.	Québec - Canada	Electricity generation from renewable sources	CHI Canada Inc.

Ottauquechee Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Finance Inc.

Parque Eolico de Coucepenido SA	La Coruna (Spain)	Electricity generation from renewable sources	Enel Uniòn Fenosa Renovables SA

Parque Eolico de Os Corvos SA	La Coruna (Spain)	Electricity generation from renewable sources	Enel Uniòn Fenosa Renovables SA

Pelzer Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	Consolidated Hydro Southeast Inc.

P.H. Don Pedro SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA

P.H. Guacimo SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	EGI LLC Energia Global de Costa Rica SA

P.H. Rio Volcan SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA

Pragma Energy SA	Lugano (Switzerland)	Coal trading	Enel Trade S.p.A.

Pragma Energy Services Ltd	London (United Kingdom)	Administrative services	Pragma Energy SA

Ruthton Ridge LLC	Minnesota - USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

S.A.M.I.G. S.r.l.	L’Aquila (Italy)	Services	Enel Distribuzione Gas S.p.A.

Sfera - Società per la formazione e le risorse aziendali S.r.l.	Rome (Italy)	Human resources	Enel S.p.A. Enelpower S.p.A.

Sheldon Vermont Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

Siciliacque S.p.A.	Palermo (Italy)	Water sector	Idrosicilia S.p.A.

Sicilmetano S.p.A	Catania (Italy)	Gas distribution	Enel Distribuzione Gas S.p.A.

Sicilmetano Energy S.r.l.	Catania (Italy)	Gas sale	Enel Gas S.p.A.

Slate Creek Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.

So.l.e. Milano H Scrl	Rome (Italy)	Construction of public lighting systems	Enel Sole S.r.l.

Soliloquoy Ridge LLC	Minnesota - USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Somersworth Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Universal Inc.

Southwest Transmission LLC	Minnesota - USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Spartan Hills LLC	Minnesota - USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Summit Energy Storage Inc.	Delaware - USA	Electricity generation from renewable sources	Enel North America Inc.

Summit Finance Inc.	Delaware - USA	Electricity generation from renewable sources	Summit Energy Storage Inc.

Sun River LLC	Minnesota - USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Sweetwater Hydroelectric Inc.	New Hampshire - USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.

Company name	Registered Office	Activity	Held by
Tecnoguat SA	Guatemala	Electricity generation from renewable sources	Enel Latin America LLC

Tellas Telecommunications SA	Athens (Greece)	Telecommunications	WIND-PPC Holding NV

T.E.R.NA. -Trasmissione Elettricità Rete Nazionale S.p.A.	Rome (Italy)	Ownership and maintenance of the electricity transmission network	Enel S.p.A.

The Great Dam Corporation	Massachusetts - USA	Electricity generation from renewable sources	Lawrence Hydroelectric Associates LP

TKO Power Inc.	California - USA	Electricity generation from renewable sources	CHI West Inc.

Tsar Nicholas LLC	Minnesota -USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

T.S.N. - Transmissora Sudeste Nordeste SA	Rio De Janeiro (Brazil)	Construction, ownership and maintenance of transmission network	Terna S.p.A.

Twin Falls Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

Twin Lake Hills LLC	Minnesota - USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Twin Saranac Holdings LLC	Delaware- USA	Electricity generation from renewable sources	Enel North America Inc.

Viesgo Energia SL	Santander (Spain)	Sale of electricity and natural gas	Electra de Viesgo Distribucion SL

Viesgo Generacion SL	Santander (Spain)	Generation and sale of electricity	Enel Produzione S.p.A.

Ware Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Finance Inc.

Water & Industrial Services Company S.p.A.	Rome (Italy)	Water depuration	Enel.NewHydro S.r.l.

WEBiz Holding BV	Amsterdam (Holland)	Venture capital	Enel Investment Holding BV

Western New York Wind Corporation	New York - USA	Electricity generation from renewable sources	Enel North America Inc.

Willimantic Hydro Company Inc.	Delaware - USA	Electricity generation from renewable sources	CHI Acquisitions Inc.

Willimantic Power Corporation	Connecticut - USA	Electricity generation from renewable sources	Willimantic Hydro Company Inc.

WIND-PPC Holding NV	Amsterdam (Holland)	Holding company in the telecommunications sector	WIND S.p.A.

WIND Telecomunicazioni S.p.A.	Rome (Italy)	Telecommunications	Enel S.p.A. Enel Investment Holding BV

Winter’s Spawn LLC	Minnesota - USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

ZMZ General SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	EGI Costa Rica Viento SA